SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 18, 1997

                                GEOKINETICS INC.
               (Exact name of Registrant as specified in charter)


          DELAWARE                       0-9268                  94-1690082
(State or other jurisdiction of       (Commission              (IRS Employer
       incorporation)                 File Number)           Identification No.)

5555 SAN FELIPE, SUITE 780, HOUSTON, TEXAS                          77056
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code:  (713) 850-7600

                                GEOKINETICS INC.

                                   FORM 8-K/A

                                      INDEX

                                                                            Page
                                                                            ----
Item 7.           Financial Statements, Pro Forma Financial Statements

                  (a)  Financial Statements of Business Acquired.............  1
                  (b)  Pro Forma Financial Information......................  13

                          INDEPENDENT AUDITORS' REPORT

September 30, 1997

To the Board of Directors and Stockholders
Signature Geophysical Services, Inc.

           We have audited the accompanying balance sheet of Signature Geophysical Services, Inc. as of December 31, 1996 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

           We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

           In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Signature Geophysical Services, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                               Tsakopulos Brown Schott & Anchors

                                  BALANCE SHEET
                      SIGNATURE GEOPHYSICAL SERVICES, INC.
                                DECEMBER 31, 1996

                                     ASSETS

CURRENT ASSETS
   Cash .......................................................   $   26,581
   Accounts receivable - trade ................................      140,500
   Accounts receivable - other ................................       62,908
   Prepaid expenses ...........................................       17,753
                                                                  ----------
      Total Current Assets ....................................      247,742

PROPERTY AND EQUIPMENT ........................................    6,687,870

OTHER ASSETS
   Due from officers ..........................................       27,036
   Deposits ...................................................        1,646
   Organizational costs, net of $1,068 accumulated amortization        2,702
                                                                  ----------
         Total Other Assets ...................................       31,384
                                                                  ----------

               TOTAL ASSETS ...................................   $6,966,996
                                                                  ==========

    The Accompanying Notes Are an Integral Part of These Financial Statements

                                 BALANCE SHEET
                      SIGNATURE GEOPHYSICAL SERVICES, INC.
                                DECEMBER 31, 1996

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Current maturities of long-term debt ..................   $    48,973
   Current maturities of capitalized lease obligations ...     1,284,370
   Accounts payable - trade ..............................     1,045,995
   Note payable ..........................................       116,928
   Notes payable - officer ...............................        83,126
   Accrued liabilities ...................................        51,997
   Deferred income tax ...................................        52,570
   Other .................................................        22,866
                                                             -----------
      Total Current Liabilities ..........................     2,706,825

LONG-TERM DEBT, less current maturities ..................        75,151

CAPITALIZED LEASE OBLIGATIONS, less current maturities ...     4,197,902
                                                             -----------
         TOTAL LIABILITIES ...............................     6,979,878

STOCKHOLDERS' DEFICIT
   Common stock, $1 par value, 2,000 shares authorized and
      outstanding ........................................         2,000
   Additional paid-in capital ............................        45,538
   Retained earnings .....................................       113,056
                                                             -----------
                                                                 160,594
   Less treasury stock, at cost ..........................       173,476
                                                             -----------
      TOTAL STOCKHOLDERS' DEFICIT ........................       (12,882)
                                                             -----------
      TOTAL LIABILITIES AND
         STOCKHOLDERS' DEFICIT ...........................   $ 6,966,996
                                                             ===========

    The Accompanying Notes Are an Integral Part of These Financial Statements

                               STATEMENT OF INCOME
                              AND RETAINED EARNINGS
                      SIGNATURE GEOPHYSICAL SERVICES, INC.
                                DECEMBER 31, 1996

REVENUE .....................................................   $ 5,826,118

EXPENSES
   Field expenses ...........................................     2,672,685
   General and administrative expenses ......................       726,921
   Depreciation expense .....................................       772,726
                                                                -----------
      Total Expenses ........................................     4,172,332
                                                                -----------
   Income from Operations ...................................     1,653,786

OTHER INCOME (EXPENSE)
   Other income .............................................        13,902
   Interest expense .........................................      (578,049)
                                                                -----------
      Total Other Expense ...................................      (564,147)
                                                                -----------
         Net Income Before Income Tax Expense ...............     1,089,639

INCOME TAX EXPENSE
   Deferred income tax ......................................       (83,630)
                                                                -----------
   Income from Continuing Operations ........................     1,006,009

DISCONTINUED OPERATIONS
   Loss from discontinued operations, net of $31,060 deferred
      tax benefit ...........................................       (60,294)
                                                                -----------
NET INCOME ..................................................       945,715

RETAINED DEFICIT, beginning of year .........................      (832,659)
                                                                -----------
RETAINED EARNINGS, end of year ..............................   $   113,056
                                                                ===========

    The Accompanying Notes Are an Integral Part of These Financial Statements

                             STATEMENT OF CASH FLOWS
                      SIGNATURE GEOPHYSICAL SERVICES, INC.
                                DECEMBER 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES
   Inflows
      Cash received from customers ..................   $ 7,094,140
   Outflows
      Cash paid to suppliers and employees ..........     3,405,599
      Interest paid .................................       578,049
                                                        -----------
                                                          3,983,648
                                                        -----------
            Net Cash Provided by Operating Activities     3,110,492

CASH FLOWS FROM INVESTING ACTIVITIES
   Inflows
      Net payments received on employee advances ....         2,100
      Refund of deposit .............................           952
                                                        -----------
                                                              3,052
   Outflows
      Cash payments for the purchase of property ....        75,275
      Net advances to/from officers .................        55,035
                                                        -----------
                                                            130,310
                                                        -----------
         Net Cash Used by Investing Activities ......      (127,258)

CASH FLOWS FROM FINANCING ACTIVITIES
   Outflows
      Principal payments made on capital leases .....     1,516,910
      Principal payments on short-term notes ........       950,000
      Principal payments on due to related party ....       507,153
      Principal payments on long-term debt ..........        15,219
                                                        -----------
         Net Cash Used by Financing Activities ......    (2,989,282)
                                                        -----------

NET DECREASE IN CASH ................................        (6,048)

CASH, beginning of year .............................        32,629
                                                        -----------
CASH, end of year ...................................   $    26,581
                                                        ===========

    The Accompanying Notes Are an Integral Part of These Financial Statements

                                  NOTES TO THE
                              FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        NATURE OF ORGANIZATION

        Signature Geophysical Services, Inc. (the Company) is engaged in the business of conducting 2-D and 3-D seismic surveys of oil and gas properties, focusing on the Permian Basin and the U.S. Gulf Coast, with special emphasis on coastal swamp work.

        BASIS OF ACCOUNTING

        The financial statements of the Company have been prepared on the accrual basis of accounting and, accordingly, reflect all significant receivables, payables and other liabilities.

        USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

        Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were used.

        PROPERTY AND EQUIPMENT

        Property and equipment are recorded at cost. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the respective assets. Repairs and maintenance, which are not considered betterments and do not extend the useful life of property, are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the asset and accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in income.

        CASH EQUIVALENTS

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents at December 31, 1996.

                                  NOTES TO THE
                              FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        INCOME TAX

        The Company follows Statement of Financial Accounting Standards No. 109 entitled "Accounting for Income Taxes" which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are computed using the liability method based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

        Deferred income tax is provided in the accompanying financial statements as a result of differences related to reporting of depreciation for income tax purposes and financial statement purposes.


NOTE 2. PROPERTY AND EQUIPMENT

        A summary of property and equipment as of December 31, 1996 follows:


                                                                    Useful Lives
                                                                    -----------
        Equipment ................................     $  976,902   3 - 7 years
        Vehicles .................................         53,681     5 years
        Furniture and fixtures ...................         13,447     7 years
        Capitalized leased assets
           Equipment .............................      6,780,553   3 - 7 years
           Vehicles ..............................        283,942     5 years
                                                      -----------
                                                        8,108,525
        Less accumulated depreciation
           (includes $1,079,419
           accumulated depreciation on
           capitalized leased assets)                   1,420,655
                                                      -----------
                                                      $ 6,687,870
                                                      ===========

                                  NOTES TO THE
                              FINANCIAL STATEMENTS

NOTE 3. NOTE PAYABLE

        The Company refinanced an equipment lease/purchase agreement after defaulting on the original payment terms. The note is due in three monthly installments of $38,977 including principal and interest at 12% and matures on April 1, 1997. This note is secured by the equipment acquired under the lease/purchase agreement. The note payable balance at December 31, 1996 was $116,928.

NOTE 4. LONG-TERM DEBT

        The following notes are unsecured promissory notes to various vendors financing previous accounts payable balances.


        18% note dated July 26, 1996 payable in monthly ........... $ 91,244 installments of $3,611 including principal and interest, due July 26, 1999

        18% note dated July 29, 1996, due in monthly
           principal installments of
           $1,644 plus accrued interest, due
           August 10, 1998 ........................................   32,880
                                                                    --------
                                                                     124,124
           Current maturities .....................................   48,973
                                                                    --------
                                                                    $ 75,151
                                                                    ========

        A summary of long-term debt principal maturities follows:

                          FOR THE YEARS ENDING DECEMBER 31,           Amount
                          --------------------------------          --------

                                       1997                         $ 48,973
                                       1998                           48,118
                                       1999                           27,033
                                                                    --------
                                                                    $124,124
                                                                    ========

                                  NOTES TO THE
                              FINANCIAL STATEMENTS

NOTE 5. CAPITALIZED LEASE OBLIGATIONS

        The Company has entered into lease agreements for equipment and vehicles. The agreements are classified as capital leases. The following is a schedule of future lease payments under the capital leases by year together with the present value of the remaining net minimum lease payments.


           FOR THE YEARS ENDING DECEMBER 31,                            Amount
                                                                     -----------
                         1997                                        $ 1,637,406
                         1998                                          2,798,047
                         1999                                          1,451,982
                         2000                                            291,807
                                                                     -----------
             Total minimum lease payments                              6,179,242
           Less amount representing interest                             696,970
                                                                     -----------
        Present value of minimum lease payments                        5,482,272
                Less current maturities                                1,284,370
                                                                     -----------
                                                                     $ 4,197,902
                                                                     ===========

        Lease payments totaling $1,990,732 were paid during the year ended December 31, 1996.

NOTE 6. TREASURY STOCK

        The Company's initial four stockholders, each owning 25% of the outstanding stock, entered into an agreement effective June10, 1996 whereby the Company purchased 1,500 shares of common stock held by three of the stockholders. The agreement resulted in the Company having one stockholder owning 100% of the outstanding stock. The shares acquired by the Company were held by the Company as treasury stock at December 31, 1996.

        Consideration given for the stock included assignment of the Company's Ohio operations, assignment of selected receivables and cash payments to satisfy amounts owed by the Company to the stockholders and removal of all corporate and personal guarantees of the shareholders whose stock was redeemed. In addition, the agreement stipulated that the Company pay certain vendor and debt obligations in order to secure releases of corporate and personal guarantees.

                                  NOTES TO THE
                              FINANCIAL STATEMENTS

NOTE 7. MAJOR CUSTOMERS

        Revenues from major customers which exceeded ten percent of total revenues for the year ended December 31, 1996 are as follows:

        Customer A                                                   $ 1,765,453
        Customer B                                                     1,350,615
        Customer C                                                     1,000,000

NOTE 8. CONTINGENCIES

        The Company was involved in litigation at December 31, 1996 with a customer regarding amounts due a subcontractor. The customer's claims were settled on May 6, 1997 pursuant to an agreement entered into by the Company and customer whereby the customer receives $472,000. At December 31, 1996, $468,303 of this claim is included in the accounts payable balance.

NOTE 9. CONCENTRATION OF CREDIT RISK

        Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of unsecured trade receivables. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which, when realized, have been within the range of management's expectations.

        The Company's customer base consists primarily of oil and gas companies. Although the Company is directly affected by the well-being of the oil and gas industry, management does not believe significant credit risk exists at December 31, 1996.

                                  NOTES TO THE
                              FINANCIAL STATEMENTS

NOTE 10. DISCONTINUED OPERATIONS

        As part of the redemption of the Company's common stock (Note 6), the Company assigned its interest in its Ohio processing plant to one of its former stockholders. Assets having a book value of $102,924 were transferred to the stockholder as partial consideration for the stock. No gain or loss resulted from the disposal of this business segment.

        The Ohio processing plant was in the business of analyzing geophysical data gathered by the Company through its continuing operations. The Ohio processing plant recorded revenues of $81,935 in 1996 for the period held by the Company.


NOTE 11. CASH FLOWS

        A reconciliation of net income to net cash provided by operating activities for the year ended December 31, 1996 is as follows:


        Net Income .............................................    $   945,715

        Adjustments to reconcile net income to
           net cash provided by operating
           activities:

           Depreciation ........................................        795,642
           Deferred income taxes ...............................         52,570
           Loss on disposal of property ........................         14,249
           (Increase) decrease in current assets
                     Accounts receivable - trade ...............      1,260,479
                     Accounts receivable - other ...............        (20,608)
                     Prepaid expenses ..........................          4,402
           Increase (decrease) in current liabilities
                     Accounts payable - trade ..................        128,916
                     Accrued liabilities .......................        (70,873)
                                                                    -----------
                                                                    $ 3,110,492
                                                                    ===========

                                  NOTES TO THE
                              FINANCIAL STATEMENTS

NOTE 11. CASH FLOWS (CONTINUED)

        Noncash investing and financing activities for the year ended December 31, 1996 are as follows:


        Purchase of property and equipment ......................   $ 5,186,026

        Amount financed with capital leases .....................    (5,110,751)
                                                                    -----------
           Cash Paid ............................................   $    75,275
                                                                    ===========
        Due to related parties ..................................   $   561,415
        Transfer of accounts receivable .........................      (332,604)
        Transfer of accounts payable ............................       278,342
                                                                    -----------

            Cash Paid ...........................................   $   507,153
                                                                    ===========

        Purchase of treasury stock ..............................   $   173,476
        Transfer of property and equipment,
           net of accumulated depreciation ......................      (102,721)
        Principle payments due to related parties ...............       (70,755)
                                                                    -----------
            Cash Paid ...........................................   $      --
                                                                    ===========

NOTE 12. SUBSEQUENT EVENTS

        On June 25, 1997, the Company's sole stockholder, Gallant Energy, Inc. entered into an agreement to sell to Geokinetics Inc. all of its Company stock.

        On July 18, 1997, Geokinetics Inc. acquired all of the capital stock of the Company from Gallant Energy, Inc. pursuant to the terms of a Stock Purchase Agreement (the Purchase Agreement). Pursuant to the Purchase Agreement, Geokinetics Inc. acquired 500 shares of the outstanding common stock of the Company in exchange for 400,000 shares of Geokinetics Inc.'s common stock.

                                GEOKINETICS INC.
                    PRO FORMA FINANCIAL STATEMENT INFORMATION

ACQUISITIONS

On July 18, 1997, Registrant completed the acquisition of Signature Geophysical Services, Inc. ("SGS") pursuant to the terms of a Stock Purchase Agreement, whereby the Company acquired all 500 shares of the outstanding common stock of SGS in exchange for 400,000 shares of the Registrant's Common Stock, $.20 par value per share. SGS is engaged in the business of conducting 2-D and 3-D seismic surveys of oil and gas properties, focusing on the Permian Basin and the U.S. Gulf Coast, with special emphasis on coastal swamp work.

The acquisition will be accounted for as a purchase and the results of operations of SGS will be included in the consolidated financial statements from the date of acquisition. The following represents the unaudited pro forma results of operations as if the acquisition had occurred at the beginning of each period presented. In addition to combining the historical results of operations of the two companies, the pro forma calculations include amortization of goodwill and exclude the operations of the discontinued business segment of SGS. Excess of cost over the fair value of net assets acquired of $1,974,301 is being amortized on a straight-line basis over 40 years.

                                 FOR THE YEAR ENDED DECEMBER 31, 1996                 FOR THE QUARTER ENDED JUNE 30, 1997
                       -----------------------------------------------------    -----------------------------------------------
                                        Signature                                             Signature
                                       Geophysical                                           Geophysical
                        Geokinetics     Services     Pro Forma                  Geokinetics   Services,    Pro Forma
                           Inc.           Inc.      Adjustments   Combined        Inc.          Inc.      Adjustments    Combined
                       -----------    -----------    --------    -----------    ---------    -----------    --------    -----------
Revenues ...........   $   750,926    $ 5,826,118    $      0    $ 6,577,044    $  84,107    $ 5,687,755    $      0    $ 5,771,862

General and
   Administrative ..    (1,297,474)      (726,921)          0     (2,024,395)    (280,091)      (313,471)          0       (593,562)
Lease operating
   expenses ........      (312,528)             0           0       (312,528)     (54,925)             0           0        (54,925)
Amortization,
   depreciation and
   depletion expense       (91,608)      (772,726)    (49,358)      (913,692)     (20,035)      (353,459)    (12,340)      (385,834)
Pre-op seismic .....    (1,046,491)             0           0     (1,046,491)           0              0           0              0
Seismic operations .             0     (2,672,685)          0     (2,672,685)           0     (4,418,276)          0     (4,418,276)
Interest income ....        10,545         13,902           0         24,447            0              0           0              0
Interest expense ...      (606,187)      (578,049)          0     (1,184,236)    (179,964)      (172,385)          0       (352,349)
Income tax (expense)
   benefit .........       820,000        (83,630)          0        736,370      138,000       (117,000)          0         21,000
                       -----------    -----------    --------    -----------    ---------    -----------    --------    -----------

NET INCOME (LOSS) ..   $(1,772,817)   $ 1,006,009    $(49,358)   $  (816,166)   $(312,908)   $   313,164    $(12,340)   $   (12,084)
                       ===========    ===========    ========    ===========    =========    ===========    ========    ===========
Income (Loss)
   per Share           $     (0.36)                              $     (0.15)   $   (0.06)                              $     (0.00)
                       ===========                               ===========    =========                               ===========
Weighted Average Common
   Shares and
   Equivalents
   Outstanding           4,949,635                    400,000      5,349,635    4,953,288                    400,000      5,353,288
                       ===========                   ========    ===========    =========                   ========    ===========

The following represents the unaudited pro forma condensed balance sheet as of June 30, 1997:

                                                                              Signature
                                                              Geokinetics    Geophysical      Pro Forma
                                     ASSETS                       Inc.      Services, Inc.   Adjustments    Combined
                                                              -----------    ------------    ----------   ------------
CURRENT ASSETS
   Cash ...................................................   $   247,106    $    (18,404)   $        0   $    228,702
   Receivables ............................................       155,282       1,417,325             0      1,572,607
   Other current assets ...................................       436,618         121,088             0        557,706
                                                              -----------    ------------    ----------   ------------
                     Total Current Assets .................       839,006       1,520,009             0      2,359,015

PROPERTY AND EQUIPMENT ....................................     3,696,647      10,202,664             0     13,899,311

OTHER ASSETS
   Deferred tax asset .....................................     1,845,000         297,430             0      2,142,430
   Other assets ...........................................       274,532               0             0        274,532
   Goodwill ...............................................       144,501               0     1,974,301      2,118,802
                                                              -----------    ------------    ----------   ------------
   Total Other Assets .....................................     2,264,033         297,430     1,974,301      4,535,764

      TOTAL ASSETS ........................................   $ 6,799,686    $ 12,020,103    $1,974,301   $ 20,794,090
                                                              ===========    ============    ==========   ============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable .......................................   $   747,581    $  2,042,315    $        0   $  2,789,896
   Other current liabilities ..............................       861,550         740,309             0      1,601,859
   Notes payable ..........................................     1,402,437       4,200,537             0      5,602,974
                                                              -----------    ------------    ----------   ------------
         Total Current Liabilities ........................     3,011,568       6,983,161             0      9,994,729

LONG-TERM DEBT ............................................     5,198,074       5,986,443             0     11,184,517
         TOTAL LIABILITIES ................................     8,209,642      12,969,604             0     21,179,246

STOCKHOLDERS' DEFICIT
   Common stock ...........................................       990,657           2,000        78,000      1,070,657
   Additional paid in capital .............................     3,924,345          45,538       899,262      4,869,145
   Treasury stock .........................................             0        (173,476)      173,476              0
   Accumulated deficit ....................................    (6,324,958)       (823,563)      823,563     (6,324,958)
                                                              -----------    ------------    ----------   ------------
      TOTAL STOCKHOLDERS'
         DEFICIT ..........................................    (1,409,956)       (949,501)    1,974,301       (385,156)
                                                              -----------    ------------    ----------   ------------
      TOTAL LIABILITIES AND
         STOCKHOLDERS'
         DEFICIT ..........................................   $ 6,799,686    $ 12,020,103    $1,974,301   $ 20,794,090
                                                              ===========    ============    ==========   ============

The unaudited pro forma results are not necessarily indicative of the results that would have been attained had the acquisition occurred at the beginning of the periods depicted or of results which may occur in the future.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.

Dated: November 21, 1997

                                       GEOKINETICS INC.

                                       By: /s/ JAY D. HABER
                                           Jay D. Haber, Chief Executive Officer